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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of report (Date of earliest event reported): May 1, 2003
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




            Delaware                   000-26408              13-3136104
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   (State of Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)            File Number         Identification No.)




1157 Shrewsbury Avenue, Shrewsbury, New Jersey                  07702
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       (Address of Principal Executive Offices)               (Zip Code)




Registrant's telephone number, including area code:  (732) 389-8950
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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

         (c)  Exhibits

              99.1 Press Release dated May 1, 2003 announcing 2003 first quarter results.

Item 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition

         On May 1, 2003, Programmer's Paradise, Inc. issued a press release announcing its 2003 first quarter results. The information contained in the press release filed as Exhibit 99.1 to this report is furnished pursuant to Regulation FD and Item 12.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROGRAMMER'S PARADISE, INC.


Dated:  May 5, 2003                     By: /s/ Simon F. Nynens
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                                            Simon F. Nynens
                                            Chief Financial Officer


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                                Index to Exhibits
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Exhibit No.       Description
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99.1              Press Release dated May 1, 2003  announcing 2003 first quarter results.